PSEG Public Service Enterprise Group Bank of America – Merrill Lynch 2012 Power & Gas Leaders Conference New York, NY September 19, 2012 EXHIBIT 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words
“anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-
looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.
The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange
Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last page in this presentation (Page A)
includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Our business mix has changed with PSE&G
forecast to grow to 45% of 2012 operating earnings
Operating Earnings by Subsidiary*
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.  E = Estimate.
$3.09
$3.12
$2.74
PSE&G
Power
Other
$1.05
to
$1.10
$1.13
to
$1.31
Guidance
$2.25-$2.50
$0.63
$2.35
$2.15
$0.11
$0.12
$0.04
$1.03
$0.85
$1.67
$0.07 to $0.09
2009 2010 2011 2012E

Guidance
$1.31
$1.13
PSEG’s 2012 earnings guidance of $2.25 to $2.50
reflects continued improvement at PSE&G and a
decline in margins at Power
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
2011 Operating Earnings* 2012E Earnings Guidance*
PSE&G Earnings Per Share
2012 Assumptions
PSE&G
Growth in investments that provide
contemporaneous returns
Transmission
Distribution economic stimulus programs
Programs supporting NJ’s Energy Master
Plan
Power
Impacted by lower energy prices
Near term effects minimized by hedges in place
~400MW new Peaking capacity in-service mid
2012
Energy Holdings / Parent
Operating earnings guidance of $0.07 to $0.09
$0.00
$0.50
$1.00
$1.50
$2.00
2011 Operating Earnings* 2012E Earnings Guidance*
Power Earnings Per Share
Guidance
$1.10
$1.05
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; 2011 reflects Texas in Discontinued
Operations. E = Estimate

A focused program to improve operating efficiency and direct capital investment to PSE&G that provides the opportunity for double digit operating earnings growth in the regulated business*
PSEG Focus
($ millions, except as noted)
2011
2014E
•
O&M Growth per year
• PSE&G Rate Base
Transmission
E&G Distribution
EMP
EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Assets
• LIPA
•
2.4% (planned)
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0
•
2.8% (forecast)
• $11,600
• $4,600
• $6,400
• $630
• 1.1%
• 30.3TWh
• $195
• $10-$15
*Refers to earnings growth opportunity from approved investment programs excluding solar over 2011-2014.
•
0.4% (actual)
• $8,100
• $1,600
• $6,000
• $450
• 1.1%
• 30.0TWh
• $120
• $0
2008

✓	✓	
		✓	✓	
		✓	✓	
		✓	✓	
		✓	✓	

SUSSEX
PASSAIC
Hopatcong
Roseland
W Orange
Bergen
WARREN
ESSEX
Hudson
UNION
Bayonne
HUNTERDON
Sewaren
MIDDLESEX
MERCER
Burlington
Camden
Gloucester
Mickleton
CAMDEN
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

PSEG

Approved
ROE
Inclusion of
CWIP in
Rate Base
100%
Recovery of
Costs Due to
Abandonment
Total
Estimated
Project
Costs
($ millions)
Susquehanna-Roseland 12.93% $790
Northeast Grid Reliability 11.93% $895
North Central Reliability 11.68% $390
Burlington – Camden 230kV 11.68% $381
Mickleton – Gloucester 230kV 11.68% $435
Major Transmission Projects
PSE&G’s investment in transmission is underway
and is expected to grow to represent 40% of rate
base

Typical Annual Bill
1
Combined Electric and Gas
Residential Customer
Additional investments by PSE&G will stimulate the NJ
economy by creating jobs, while improving reliability to
customers
Supply
Supply*
Delivery and
Clauses
Delivery and
Clauses
Impact of
Transmission
investment
Impact of Renewable
and Distribution
investment
Lower commodity costs are expected to fully offset the impact to customer bills
1 2014 estimated supply cost is based on BGS rates effective 9/2012 and BGSS rates effective 10/2012.
2 Includes projected Solar Loan III and Solar 4 All Extension impacts in 2014 based on July 31, 2012 filing.  E = Estimate.
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2010 2014E
2

PSEG 2012 Operating Earnings Guidance
- By Subsidiary
$ millions (except EPS) 2012E 2011
PSEG Power $575 – $665 $845
PSE&G $530 – $560 $521
PSEG Energy Holdings/Parent $35 – $45   $23
Operating Earnings* $1,140 – $1,270 $1,389
Earnings per Share $2.25 – $2.50 $2.74
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1.28
.07
.06
(.29)
$1.44
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
YTD 2012
Operating
Earnings*
YTD 2011
Operating
Earnings*
PSEG Power
PSE&G
PSEG Energy
Holdings/
Enterprise
PSEG EPS Reconciliation – YTD 2012 versus
YTD 2011
Lower Pricing (.16)
Lower Volume (.03)
Lower Capacity (.11)
Financing Costs .03
O&M .02
Weather (.01)
Other (.03)
Transmission .05
Renewables
and Other
Investments .01
O&M (.04)
Weather and
Demand (.02)
D&A (.02)
Taxes .07
Other .01
Tax settlement
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.  Six months ended  June 30.

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
11
Public Service Enterprise Group
A
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
2012 2011 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 $                   42 $            50 $            46 $                9 $                  (71) $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 42 8 107 (1) (11) 14
Lease Related Activity (PSEG Energy Holdings) 6 - (173) - 29 (490)
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - - 34 - - (13)
Total Pro-forma adjustments 57 $                 50 $            18 $            (27) $             27 $               (560) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $             0.08 $         0.10 $         0.09 $            0.02 $            (0.14) $
Gain (Loss) on MTM (a) (PSEG Power) 0.08 0.02 0.21 - (0.02) 0.03
Lease Related Activity (PSEG Energy Holdings) 0.01 - (0.34) - 0.05 (0.96)
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - - 0.06 - - (0.03)
Total Pro-forma adjustments 0.11 $             0.10 $         0.03 $         (0.05) $          0.05 $            (1.10) $
(a) Includes the financial impact from positions with forward delivery months.
Years Ended
December 31,
Six Months Ended
June 30,
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.